                                                                    EXHIBIT 10.7

          NAME OF SUBSCRIBER: __________________________________

     To:  BOSTON LIFE SCIENCES, INC.

               c/o Josephthal & Co. Inc.
               200 Park Avenue
               New York, New York  10166

                          BOSTON LIFE SCIENCES, INC.

             SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

                                  SECTION 1.
                                  ----------

     1.1. Subscription.  The undersigned, intending to be legally bound, hereby
          ------------
irrevocably subscribes for and agrees to purchase, as indicated on page 17 hereof, the amount of shares ("Shares") of convertible preferred stock, par value $0.01 per share ("Series B Convertible Preferred Stock") and common stock purchase warrants ("Warrants", and collectively the Shares and Warrants are sometimes hereinafter referred to as the "Securities") of Boston Life Sciences, Inc., a Delaware corporation (the "Company"), on the terms and conditions described herein and in the Confidential Private Placement Memorandum, dated January 1999 (such memorandum, together with all amendments thereof and supplements and exhibits thereto, the "Memorandum"), a copy of which has been received by the undersigned. The undersigned herewith tenders to the Company the entire subscription amount by wire transfer of immediately available funds or by check made payable to the order of Continental Stock Transfer & Trust Company F/B/O Boston Life Sciences, Inc., to be delivered to Continental Stock Transfer & Trust Company at 2 Broadway, New York, New York 10004.

          The undersigned shall have the right, at its option, to convert any shares of Series B Convertible Preferred Stock into fully paid and nonassessable whole shares of common stock of the Company ("Common Stock") in accordance with the Certificate of Designations, the form of which is attached hereto as Exhibit
                                                                         -------
A ("Certificate of Designations").  The description of the terms and conditions
-
of the Series B Convertible Preferred Stock as set forth herein are subject in all respects to the terms and conditions set forth in the Certificate of Designations. In addition, the holders of the Series B Convertible Preferred Stock will be provided certain "mandatory" registration rights, as set out more fully in Section 4 herein.
         -------

          Each Warrant shall entitle the holder thereof to purchase one share of Common Stock at an initial exercise price equal to the sum of (a) the closing bid price for the Common Stock on the NASDAQ Stock Market on the trading day (as defined in the Warrant) that is the trading day prior to the Closing Date (as defined below), plus (b) $.25. The Warrants shall be exercisable for a period of thirty-six (36) months from the date of issuance and shall not be redeemable by the Company at any time. Each Warrant also provides to its holder certain "mandatory" registration rights, as set out more fully in the Warrant, the form of which is attached hereto as Exhibit B.
                               ---------

          Josephthal & Co. Inc. (the "Placement Agent") has been retained by the Company as exclusive placement agent for the offer and sale of up to $8,000,000 in Securities (with an additional $500,000 solely to cover over-allotments) to "accredited investors" as that term is defined pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the

"Securities Act"). The minimum purchase price is $100,000. Lesser subscription amounts may be accepted at the discretion of the Placement Agent or the Company. Unless otherwise indicated all capitalized terms not defined herein shall have the same meanings and definitions as set forth in the Memorandum.

     1.2  Purchase of Securities.
          ----------------------

          Payment for the Securities shall be by wire transfer or check, in accordance with the instructions on page 1 of this Subscription Agreement, together with an executed copy of this Agreement and any other required documents.

                                  SECTION 2.
                                  ----------

     2.1. Acceptance or Rejection.
          -----------------------

          (a) The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Securities in whole or part, if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription.

          (b) The undersigned understands and agrees that subscriptions may be revoked by the undersigned provided that written notice of revocation is sent by certified or registered mail, return receipt requested, and is received by the Placement Agent at least two (2) business days prior to the applicable closing.

          (c) In the event of rejection of this subscription, or in the event the sale of the Securities subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom.

     2.2. Closing; Closing Date.
          ---------------------

          Each closing (the "Closing") of the purchase and sale of the Securities following the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement, shall take place at the offices of Josephthal & Co. Inc. at 200 Park Avenue, New York, New York 10166, or such other place as determined by the Placement Agent, on such date or dates as is mutually agreed to by the Company and the Placement Agent. At each Closing of the purchase and sale of the Securities subscribed to by the undersigned, the Company shall prepare for delivery to the undersigned the certificates for the Series B Convertible Preferred Stock and Warrants to be issued and sold to the undersigned, duly registered in the undersigned's name against payment in full by the undersigned of the aggregate purchase price of the Securities.

                                  SECTION 3.
                                  ----------

     3.1. Investor Representations and Warranties.
          ---------------------------------------

          The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

          (a) The undersigned is acquiring the Securities for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities for which the undersigned is subscribing.

          (b) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

          (c) The undersigned acknowledges his understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the undersigned represents and warrants to and agrees with the Company and its affiliates as follows:

               (i) The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

               (ii) The undersigned is an "accredited investor" as that term is defined pursuant to Regulation D promulgated under the Securities Act and has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

               (iii) _________________ (insert name of Purchaser Representative:
                     if none, leave blank) has acted as the undersigned's
                        -----------------
                     Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the undersigned has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Securities for the undersigned in particular; and

               (iv) The undersigned (together with his Purchaser Representative(s), if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Securities.

          (d) The information in the Accredited Investor Questionnaire completed and executed by the undersigned is substantially in the form of the Accredited Investor Questionnaire included as an exhibit to the Memorandum (the "Accredited Investor Questionnaire") and is accurate and true in all respects and the undersigned is an "accredited investor," as that term is defined in Rule 501 of Regulation D.

          (e)  The undersigned and his Purchaser Representative, if any:

               (i) Have been furnished with the Memorandum, including all exhibits thereto and any documents which may have been made available upon request for a reasonable time prior to the date hereof and the undersigned or his Purchaser Representative(s) have carefully read the Memorandum and understands and have evaluated the risks set forth under "Risk Factors" and the considerations described in the Memorandum and have relied solely (except as indicated in subsections (ii) and (iii) below) on the information contained in the Memorandum (including all exhibits thereto);

               (ii) Have been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the offering of the Securities, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

               (iii) Have been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Securities and other matters pertaining to this investment, and have been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information contained in the Memorandum or that which was otherwise provided in order for him to evaluate the merits and risks of purchase of the Securities to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

               (iv) Have not been furnished with any oral representation or oral information in connection with the offering of the Securities which is not contained in the Memorandum; and

               (v) Have determined that the Securities are a suitable investment for the undersigned and that at this time the undersigned could bear a complete loss of such investment.

          (f) The undersigned is not relying on the Company, or its affiliates with respect to economic considerations involved in this investment. The Undersigned has relied on the advice of, or has consulted with only those persons, if any, named as Purchaser Representative(s) herein and in the Accredited Investor Questionnaire and such other advisors and counsel as the undersigned may have chosen. The undersigned and each Purchaser Representative is capable of evaluating the merits and risks of an investment in the Securities on the terms and conditions set forth in the Memorandum and each Purchaser Representative has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between himself and the Company or any affiliate or subsidiary thereof.

          (g) The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the Securities without registration under the Securities Act or an exemption therefrom and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. In particular, the undersigned is aware that the Securities are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein and in the certificates for the Warrants, the Company is under no obligation to register the Securities on his behalf or to assist him in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned further understands that sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

          (h) No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein and in the Memorandum, and in subscribing for Securities the undersigned is not relying upon any representations other than those contained herein or in the Memorandum.

          (i) Any information which the undersigned has heretofore furnished to the Company with respect to his financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information he will immediately furnish such revised or corrected information to the Company.

          (j) The undersigned understands and agrees that the certificates for the Securities shall bear the following legend until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with the registration statement; or (ii) in the opinion of counsel for the Company or other counsel reasonably acceptable to the Company, such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."

          (k) The undersigned understands that an investment in the Securities is a speculative investment which involves a high degree of risk and could result in the loss of his entire investment.

          (l) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

          (m) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of the offering of the Securities or any recommendation or endorsement of the offering of the Securities.

          (n) The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person or entity not previously known to the undersigned in connection with investments in securities generally.

          (o) The undersigned has not engaged any broker or other person or entity that is entitled to a commission, fee or other remuneration as a result of the execution, delivery or performance of this Agreement or any other required documents.

          (p) Neither the execution, delivery nor performance of this Agreement or any other required documents by the undersigned violates or conflicts with or creates (with or without the giving of notice or the lapse of time, or both) a default under, or a lien or encumbrance upon, any of the undersigned's assets or properties pursuant to or requires the consent, approval, or order of any government or governmental agency or other person or entity under (x) any note, indenture, lease, license or other material agreement to which the undersigned is a party or by which it or any of its assets or properties is bound or (y) any statute, law, rule, regulation or court decree binding upon or applicable to the undersigned or its assets or properties. If the undersigned is not a person, the execution and delivery by the undersigned of this Agreement or any other required documents have been duly authorized by all necessary corporate or other action on behalf of the undersigned and such investment will not constitute a breach or violation of, or default under, the charter or by-laws or equivalent governing documents of the undersigned.

          (q) The undersigned has no knowledge that the statements of the Company contained in the Memorandum are not true and correct in all material respects. The undersigned has consulted its own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Securities and has not relied on the Memorandum, this Agreement, the Company or the Company's officers, directors, affiliates or professional advisors for advice as to such consequences.

          (r) The undersigned, if an individual, is at least 21 years of age and has full legal capacity to enter into and perform his obligations under this Agreement and any other required documents.

          (s) THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, FRAUD OR OTHERWISE) IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER

REQUIRED DOCUMENTS OR THE UNDERSIGNED'S PURCHASE OF THE SECURITIES.

          (t) The undersigned acknowledges and agrees that all information, written and oral, concerning the Company furnished from time to time to the undersigned, including this Agreement and any other required documents, is provided on a confidential basis. The undersigned further acknowledges and agrees that it shall not disclose such information, other than where such disclosure is required by law or where such information is already available to the public other than as a result of disclosure by the undersigned, to anyone other than the undersigned's officers, directors, employees, legal counsel, accountants, or authorized agents or advisors, who shall agree in writing to be bound by the provisions of this paragraph.

          (u) The undersigned consents to the placing of legends and stop-transfer orders with the transfer agent of the Company's securities with respect to any of such securities registered in the name of the undersigned or beneficially owned by the undersigned.

          (v) The foregoing representations, warranties and agreements shall survive the execution and delivery of this Agreement and each Closing.

                                  SECTION 4.
                                  ----------

     4.1. Mandatory Registration.
          ----------------------

          Within twenty-one (21) days following the issuance of the Series B Convertible Preferred Stock, the Company shall prepare and file with the Securities and Exchange Commission ("Commission"), a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Placement Agent in order to comply with the provisions of the Securities Act so as to permit a resale of the shares of Common Stock underlying the Series B Convertible Preferred Stock ("Registrable Shares") by the holders ("Holders") for a consecutive period of two years or until the distribution described in the registration statement has been completed, whichever is shorter, provided that, for not more than thirty
(30) consecutive Trading Days (or not more than sixty (60) consecutive Trading Days if the event giving rise thereto is an acquisition required to be reported in a Current Report on Form 8-K pursuant to Item 2 thereof) or for a total of not more than ninety (90) trading days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or registration statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the undersigned in writing of the existence of (but in no event, without the prior written consent of the undersigned, shall the Company disclose to such undersigned any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the undersigned in writing to cease all sales under such registration statement until the end of the Allowed Delay. The Company shall use its best efforts to cause the registration statement to become effective at the earliest possible time. In the event the registration statement for the shares of Common Stock underlying the Series B Convertible Preferred Stock is not effective by the date that is one hundred and twenty (120) days from the date of issuance of the Series B Convertible Preferred Stock, the Company shall issue shares of Common Stock ("Penalty Shares") to each Holder, for the consecutive thirty (30) day period following the one hundred and twenty
(120) days, equal to the number obtained by multiplying three percent (3%) by the Holder's initial subscription amount divided by the Initial Conversion Price (as defined in the Certificate of Designations) (such shares to be reduced pro rata for any period less than a full thirty (30) day period). In addition, for each consecutive thirty (30) day period beyond the initial one hundred and fifty (150) day period that the Registrable Shares are not the subject of an effective registration statement, the Company agrees to issue additional shares of Common Stock (also "Penalty Shares") to each Holder equal to the number obtained by multiplying five percent (5%) by the Holder's initial subscription amount divided by the Initial Conversion Price (such additional shares to be reduced pro rata for any period less than a full thirty (30) day period).

          In addition to the registration rights detailed above, within 270 days after the issuance of the Series B Convertible Preferred Stock, the Company shall prepare and file with the Commission a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Placement Agent in order to comply with the provisions of the Securities Act so as to permit a resale of any shares of Common Stock issued to produce the Guaranteed Return specified in the Certificate of Designations and any Penalty Shares, such registration to be on the same terms as the Registrable Shares (except no Penalty Shares shall be issued).

     4.2. Covenants of the Company With Respect to Registration.
          -----------------------------------------------------

          In connection with any registration under Section 4.1 hereof, the
                                                    -------
Company covenants and agrees as follows:

          (a) The Company shall furnish each Holder desiring to sell its securities such number of prospectuses as shall reasonably be requested.

          (b) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of Holder(s)), fees and expenses in connection with all registration statements filed pursuant to Section 4.1 hereof
                                                              -------
including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses.

          (c) The Company will take all necessary action which may be required in qualifying or registering the securities included in the registration statement for resale under the securities or blue sky laws of such states as are requested by the Placement Agent or Holder(s), provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

          (d) The Company shall indemnify the Holder(s) of the securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (x) in such registration statement (as from time to time amended and supplemented); (y) in any post-effective amendment or amendments; or (z) in any application or other document or written communication (in this Section 4 collectively called an "application") executed by the Company
         -------
or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the American Stock Exchange, the National Association of Securities Dealers, Inc., The Nasdaq Stock Market or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the undersigned or the Placement Agent on behalf of the Holders expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the undersigned or any controlling person of the undersigned in respect of which indemnity may be sought against the Company pursuant to this
Section 4, the undersigned or such controlling person shall within thirty (30)
-------
days after the receipt thereby of a summons or complaint notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and payment of reasonable fees and expenses of counsel (which counsel shall be reasonably satisfactory to the undersigned or such controlling person), but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. The undersigned or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the undersigned or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys for the undersigned and/or such controlling person shall be borne by the Company. Except as expressly provided in the previous sentence, in the event that the Company shall not previously have assumed the defense of any such action or claim, the Company shall not thereafter be liable to the undersigned or such controlling person in investigating, preparing or defending any such action or claim. The Company agrees promptly to notify the undersigned of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the offering and sale of the securities or in connection with such registration statement.

          (e) The Holder(s) of the securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from written information furnished by or on behalf of such Holders or the Placement Agent on behalf of the Holders, or their successors or assigns, for specific inclusion in such registration statement. The Holder(s) further agree(s) that upon demand by an indemnified person, at any time or from time to time, they will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Holder(s) have indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section
                                                                  -------
4.2(e), any such payment or reimbursement by the Holder(s) of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Company or such indemnified person as a direct result of the Company or such person's gross negligence or willful misfeasance will be promptly repaid to the Holder(s).

          (f) If the offering described herein is an underwritten public offering and the underwriter so requests, the Company shall furnish to each Holder participating in the offering and to each underwriter, if any, and the Placement Agent, a signed counterpart, addressed to such Holder or underwriter, if any, and the Placement Agent, of (i) an opinion of counsel to the Company, dated the dated the date of the closing under the underwriting agreement, and
(ii) a "cold comfort" letter dated the date of the closing under the underwriting agreement signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

          (g) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to convert any securities for Common Stock prior to the initial filing of any registration statement or the effectiveness thereof.

                                  SECTION 5.
                                  ---------

          5.1  Certain Covenants and Agreements of the Holder(s).  Holder(s) of
               -------------------------------------------------
the securities hereby covenant that they will conduct all purchases or sales of Common Stock in compliance with all existing agreements with the Company, and all relevant securities laws and regulations. Holder(s) further covenant that they will not engage in any short sales, option transaction, or other hedging transactions relating to the Common Stock; provided, however, that such holders
                                           --------  -------
may engage in any short sales at any time prior to two hundred and seventy (270) days after the date of Closing by converting shares of the Series B Convertible Preferred Stock, so long as a registration statement covering the underlying Common Stock has been declared effective and remains in effect, and thereafter may engage in such sales, with the prior consent of the Company.

                                   SECTION 6
                                   ---------

          6.1  Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants, as of the date hereof and as of the date of Closing, the following:

          (i) The execution, delivery and performance of each of this Subscription Agreement, the placement agent's warrant agreement ("Placement Agent's Warrant Agreement") and the escrow agreement ("Escrow Agreement") has been or will be duly and validly authorized by the Company and is, or with respect to the Subscription Agreement and Placement Agent's Warrant Agreement will be, a valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability thereof is subject to general principles of equity or (c) the indemnification provisions thereof may be held to be violative of public policy. The warrants issued to the Placement Agent ("Placement Agent's Warrants") and the Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor in accordance with their respective terms, the number and type of securities of the Company called for thereby. The Securities have been duly authorized and, when issued and paid for in accordance with the Memorandum, the Escrow Agreement, the Placement Agent's Warrant Agreement and this Subscription Agreement, the certificates representing each of such securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (b) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

          (ii) The Securities have been duly authorized and, when issued, will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

          (iii) To the best of the Company's knowledge, all issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The Company has 25,000,000 shares of authorized Common Stock. Immediately prior to the Closing there were approximately 13,300,000 shares of Common Stock issued and outstanding.

          (iv) There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company, except as set forth in the Memorandum.

          (v) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity, except for its wholly owned subsidiaries as reflected in the Company's SEC filing. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the Company presently conducts its business and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Memorandum, and the Company is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged. Any disclosures in the Memorandum concerning the effects of foreign, federal, state and local regulation on the Company's businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into the Escrow Agreement, the Placement Agent's Warrant Agreement and this Subscription Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained or will have been obtained prior to the date of Closing. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities pursuant to the Memorandum, the Placement Agent's Warrant Agreement or this Subscription Agreement, except for applicable federal and state securities laws. The Company, since its inception, has not incurred any penalty for violation of the application of any of the provisions of the Securities Act, the Exchange Act, or the respective rules and regulations promulgated thereunder ("Rules and Regulations").

          (vi) There has been no material adverse change in the condition or prospects of the Company, financial or otherwise, from that on the latest dates as of which such condition or prospects, respectively, are set forth in the Memorandum, and the outstanding debt, the property and the business of the Company conforms in all material respects to the descriptions thereof contained in the Memorandum.

          (vii) Except as set forth in the Memorandum, the Company is not in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or to the Company's knowledge, any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Company is not in violation of any provision of its charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation. Neither the execution and delivery of the Escrow Agreement, this Subscription Agreement or the Placement Agent's Warrant Agreement nor the issuance and sale or delivery of the Securities nor the consummation of any of the transactions contemplated in this Subscription Agreement, the Escrow Agreement or the Placement Agent's Warrant Agreement, nor the compliance by the Company with the terms and provisions thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and (b) as described in the Memorandum; nor will such action result in any violation of the provisions of the charter or the Bylaws of the Company or, assuming the due performance by the Placement Agent of its obligations hereunder, any statute or any order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

          (viii) Except for sponsored research and license agreements between the Company and Harvard Medical School and its affiliated institutions (the "Sponsored Agreements"), the Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Memorandum as being owned or possessed by the Company) and there is no claim or action by any person pertaining to, or proceeding, pending or to the Company's knowledge threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's businesses (including, without limitation, any such licenses or rights described in the Memorandum as being owned or possessed by the Company) except any claim or action that would not have a material adverse effect on the Company; the Company's current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

          (ix) Except as described in the Memorandum, pursuant to the Sponsored Agreements and to its professional and scientific consultants, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

          (x) To the Company's knowledge, subject to the performance by the Placement Agent of its obligations hereunder, the Memorandum and the offer and sale of the Securities comply, and will continue to comply, up to the date of Closing in all material respects with the requirements of Rule 506 of Regulation D promulgated by the Commission pursuant to the Securities Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Memorandum nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the purchase and sale of the Securities will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Memorandum are true and correct as of the date of the Memorandum and will be true and correct on the date of Closing.

          (xi) All taxes which are due and payable from the Company have been paid in full and the Company does not have any tax deficiency or claim outstanding assessed or proposed against it.

          (xii) The financial statements of the Company included or incorporated by reference in the Memorandum fairly present the financial position of the Company at the respective dates of such financial statements; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

          (xiii) The Common Stock of the Company is registered pursuant to
Section 12(g) of the Exchange Act and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has not provided to any purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed. To the best of the Company's knowledge, as of their respective dates, the SEC Documents (as amended by any amendments filed prior to the date hereof and the date of Closing and provided to each purchaser) complied in all material respects with the requirements of the Exchange Act and the Rules and Regulations and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the best of the Company's knowledge, the financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have be prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                                   SECTION 7
                                   ---------

          7.1  Conditions of each Closing.  At each Closing, the purchasers
               --------------------------
shall receive the opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to the Company, dated as of the date of Closing, which opinion shall be in form and substance reasonably satisfactory to counsel for the Placement Agent.

                                  SECTION 8.
                                  ---------

          8.1  Indemnity.  In addition to the indemnification set forth in
               ---------
Section 4.2, the undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

          8.2  Modification.  Neither this Agreement nor any provisions hereof
               ------------
shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

          8.3  Notices.  Any notice, demand or other communication which any
               -------
party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

          8.4  Counterparts.  This Agreement may be executed through the use of
               ------------
separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

          8.5  Binding Effect.  Except as otherwise provided herein, this
               --------------
Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

          8.6  Entire Agreement.  This Agreement and the documents referenced
               ----------------
herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

          8.7  Assignability.  This Agreement is not transferable or assignable
               -------------
by the undersigned.

          8.8  Applicable Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

          8.9  Pronouns.  The use herein of the masculine pronouns "him" or
               --------
"his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

                    ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ______ day of , 199_.

____________________________         X $____ PER SECURITY           = $___________________________
 Securities Subscribed for                                             Purchase Price

Manner in which Title is to be held (Please Check One):
                                                  ---

 1.  [_]    Individual                                7.  [_]   Trust/Estate/Pension or Profit
                                                                Sharing Plan
                                                                Date
                                                                Opened: ______________________

 2.  [_]    Joint Tenants with Right of               8.  [_]   As a Custodian for
            Survivorship
                                                                -------------------------------------
                                                                Under the Uniform Gift to
                                                                Minors Act of the State of
                                                                -------------------------------------
 3.  [_]    Community Property                        9.  [_]   Married with Separate
                                                                Property

 4.  [_]    Tenants in Common                        10.  [_]   Keogh

 5.  [_]    Corporation/Partnership/                 11.  [_]   Tenants by the Entirety
            Limited Liability Company

 6.  [_]    IRA


________________________________________________________________________________
            IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
              INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 18 AND 20
         SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGES 19 AND 21

                         EXECUTION BY NATURAL PERSONS
                         ----------------------------


________________________________________________________________________________
                    EXACT NAME IN WHICH TITLE IS TO BE HELD

________________________________        ____________________________________
Name (Please Print)                     Name of Additional Purchaser

________________________________        ____________________________________
Residence:  Number and Street           Address of Additional Purchaser

________________________________        ____________________________________
City, State and Zip Code                City, State and Zip Code

________________________________        ____________________________________
Social Security Number                  Social Security Number

________________________________        ____________________________________
(Signature)                             (Signature of Additional Purchaser)


     ACCEPTED this _____ day of _________, 199_ on behalf of the Company.

                                        BY:__________________________________
                                           Name:
                                           Title:

                  EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                  ------------------------------------------

                    (Corporation, Partnership, Trust, Etc.)

________________________________________________________________________________
                         Name of Entity (Please Print)

Date of Incorporation or Organization:__________________________________________

State of Principal Offices:_____________________________________________________

Federal Taxpayer Identification_________________________________________________

                                        BY:_____________________________________
                                           Name:
                                           Title:

[seal]


____________________________________       _____________________________________
    (If Entity is a Corporation)


                                           _____________________________________
                                           Address


                                           _____________________________________
                                           Taxpayer Identification Number


      ACCEPTED this ____ day of _________, 199_ on behalf of the Company.

                                        BY:_____________________________________
                                           Name:
                                           Title:

                         ACKNOWLEDGMENT FOR INDIVIDUAL


STATE OF____________________)
                            ) ss.:
COUNTY OF___________________)

     The foregoing instrument was acknowledged before me this __ day of _____, 199_, by _____________.


                                   _____________________________________
(SEAL)                             Notary Public

My Commission expires:             Residing at:

___________________________        _____________________________________


*IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE
WITH AN NASD MEMBER FIRM, HAVE THE FOLLOWING
ACKNOWLEDGEMENT SIGNED BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges receipt of the notice
required by Section 3050 of the NASD's
Rules of Conduct (or any successor rules or regulations)


______________________________
Name of NASD Member Firm

By:  _________________________
     Authorized Officer

                ACKNOWLEDGMENT FOR CORPORATION OR OTHER ENTITY


STATE OF__________________)
                          )  ss.:
COUNTY OF_________________)

     The foregoing instrument was acknowledged before me this ______ day of ________, 199_, by ___________________________, a ______________________ of
_____________________, a ______________________.


                                   _______________________________
(SEAL)                             Notary Public

My Commission expires:             Residing at:

___________________________        _______________________________